Vanguard® Advice Select International Growth Fund
Schedule of Investments (unaudited)
As of July 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (97.9%)
Canada (2.0%)
*	Shopify Inc. Class A	169,738	11,471
China (11.3%)
*,1	Meituan Class B	1,364,250	26,044
	Tencent Holdings Ltd.	363,300	16,697
*	Alibaba Group Holding Ltd.	896,600	11,458
*	NIO Inc. ADR	658,804	10,080
			64,279
Denmark (3.7%)
*	Genmab A/S	51,290	21,142
France (10.9%)
	Hermes International	11,310	25,032
	Kering SA	41,968	24,097
	L'Oreal SA	27,519	12,799
			61,928
Germany (7.5%)
*,1	Delivery Hero SE	552,583	25,082
*,1	Zalando SE	505,265	17,444
			42,526
Italy (4.3%)
	Ferrari NV	75,163	24,096
Japan (1.7%)
	M3 Inc.	409,800	9,476
Netherlands (19.2%)
	ASML Holding NV	99,454	71,236
*,1	Adyen NV	20,127	37,356
			108,592
Sweden (6.7%)
*	Spotify Technology SA	151,910	22,697
	Atlas Copco AB Class B	703,001	8,681
*	Kinnevik AB Class B	479,479	6,544
			37,922
United Kingdom (4.7%)
*	Ocado Group plc	2,223,722	26,771
United States (25.9%)
*	MercadoLibre Inc.	50,914	63,034
	NVIDIA Corp.	61,063	28,534
*	Moderna Inc.	166,976	19,647

			Shares	Market Value ($000)
*	Tesla Inc.		56,199	15,029
*	Illumina Inc.		60,312	11,589
*	SolarEdge Technologies Inc.		25,856	6,243
*	Ginkgo Bioworks Holdings Inc. Class A		1,113,552	2,795
				146,871
Total Common Stocks (Cost $475,333)				555,074
		Coupon
Temporary Cash Investments (2.0%)
Money Market Fund (2.0%)
[2]	Vanguard Market Liquidity Fund (Cost $11,393)	5.274%	113,965	11,394
Total Investments (99.9%) (Cost $486,726)				566,468
Other Assets and Liabilities—Net (0.1%)				548
Net Assets (100%)				567,016
Cost is in $000.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2023, the aggregate value was $105,926,000, representing 18.7% of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

ADR—American Depositary Receipt.

A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of July 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	158,342	—	—	158,342
Common Stocks—Other	32,777	363,955	—	396,732
Temporary Cash Investments	11,394	—	—	11,394
Total	202,513	363,955	—	566,468